Exhibit 10.105
OEM PURCHASE AGREEMENT
SIXTH AMENDMENT
This Sixth Amendment (“Amendment”) effective as of the 26th day of June 2006 (the “Effective Date”) amends the OEM Purchase Agreement dated December 16, 2002 (“Agreement”) by and between Hewlett-Packard Company a Delaware Corporation having a place of Business located at 20555 SH 249 Houston, Texas 77070, (“HP”) and Brocade Communications Systems, Inc., a Delaware corporation having its principal place of business located at 1745 Technology Drive, San Jose, California 95110 (“Brocade”).
RECITALS
WHEREAS, HP and Brocade have entered into the Agreement pursuant to which HP agreed to purchase and Brocade agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and
WHEREAS, HP has distributed certain Brocade software products which have been distributed bundled with certain Brocade hardware products and as standalone software products; and
WHEREAS, Brocade has been providing software support for such software products under the support terms of the Agreement; and
WHEREAS, HP and Brocade desire for Brocade to continue to provide software support for such software products under the Agreement; and
WHEREAS, HP and Brocade desire to clarify certain software products under the Agreement for which HP may offer support services for sale to HP customers and Brocade may receive payment for providing Support to HP for such software products; and
AGREEMENTS
NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Brocade agree as follows:
1.	DEFINITIONS
1.1	All capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement.

1.2	“Customer” shall mean the entity to which HP is obligated to provide Services for Product(s) under the Service Agreement(s).

1.3	“Power Pack Software” shall mean the software products described in the attached Exhibit A-7, which may be sold as a standalone software product or sold bundled with hardware.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

1.4	“Service Agreement” shall mean agreements between HP and end-user Customers for support services, Updates, and Upgrades for the Power Pack Software.

1.5	“Services” shall mean all services provided by HP to the Customers under a Service Agreement related to the Power Pack Software.

1.6	[**]

1.7	“Updates” means any minor release of a Version including any Fix or Workaround. As used in the definition of Version, Updates would be indicated by a change in the “z” and/or “a”. [**]

1.8	“Upgrade” means any major release of a Version that includes new features or functionality. As used in the definition of Version, Upgrades would be indicated by a change in the “x” and/or “y”.

1.9	[**]
2.	[**]
3.	Except as expressly amended herein, all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the Agreement and the Amendment, the terms of this Amendment shall govern.
4.	Brocade and HP agree that the Agreement is hereby amended to include the list of Power Pack Software products attached to this Amendment, which shall be added to the Agreement as Exhibit A-7. Such Power Pack Software will remain Software as defined in the Agreement.
5.	The Power Pack Software products listed in Exhibit A-7 will be supported according to the terms of the Agreement including but not limited to Section 10 (Support Services) and Exhibit D (Maintenance and Support).
6.	[**] Such HP launch shall include Service Agreements for the Power Pack Software products.
7.	Subject to the terms and conditions of the Agreement, [**] Such Exhibit C-1 is hereby made a part of the Agreement.
8.	The parties hereby affirm that this Amendment does not apply to any other Software under the Agreement that is not the subject matter of this Amendment, and the rights and obligations for such other Software under the Agreement remain unaffected. [**]
9.	Prior to the Effective Date of this Amendment, the Power Pack Software has been sold by HP to Customers as a stand alone software product and bundled with certain Brocade switches. [**]
10.	[**], for activities related to the support of Power Pack Software to Customers.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

11.	HP agrees to use reasonable commercial efforts to encourage Customers acquiring Power Pack Software licenses also [**].
12.	Brocade agrees to use reasonable commercial efforts to market the HP Service Agreements as part of Brocade’s HP related marketing materials developed after the Effective Date.
13.	[**]
14.	Within forty-five (45) days after the end of each HP fiscal quarter, HP shall send Brocade a statement detailing the [**]. Each party will use the most current and efficient processes to satisfy [**]
15. The following Power Pack Software Service Agreements will not [**]
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b)	[**]
16.	[**] No [**] to Brocade from HP for any Power Pack Software that is under initial 13 month product warranty, since the applicable [**]
17.	[**]
18.	HP will not [**] for licensing the Power Pack Software to HP’s Authorized Service Providers who are providing Services on behalf of HP to Customers provided however, that such licenses shall be limited to providing support Services to Customers, and shall not be used by such Authorized Service Providers as an end user of the Brocade products. Any Power Pack Software licenses provided to such Authorized Service Providers beyond such Customer support Services shall be subject to [**]
19.	Power Pack Software licenses [**] for development and support of Brocade products or HP solutions using Brocade products and [**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

The parties have caused this Amendment to be executed by their duly authorized representatives as indicated below.

AGREED:

BROCADE COMMUNICATIONS SYSTEMS INC. (“SUPPLIER”)	HEWLETT-PACKARD COMPANY (“HP”)

By:	By::

Name:	Name:

Title:	Title:

AGREED:

BROCADE COMMUNICATIONS SWITZERLAND, SARL. (“SUPPLIER”)	HEWLETT-PACKARD COMPANY (“HP”)

By:	By::

Name:	Name:

Title:	Title:

HP / Brocade CONFIDENTIAL

Exhibit (A-7)
Power Pack Software Products Definition
Hardware Products
The following Brocade hardware products have the Power Pack Software included.

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Software Products
Power Pack Software standalone products are as follows.

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The parties agree to include future Power Pack Software products as part of the Agreement. The parties agree that any [**] for other Brocade products will be subject to a separate agreement between the parities.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

Exhibit – (C-1)
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In consideration of Brocade’s performance of its obligations pursuant to Section 10 (Support Services) and Exhibit D (Maintenance and Support) related to the Power Pack Software and for rights to Updates and Upgrades for Customers with a Service Agreement for the Power Pack Software, [**]

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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL